UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
May 24, 2007

GS MORTGAGE SECURITIES CORP. (as Depositor under the Master Servicing and Trust Agreement, dated as of May 1, 2007, providing for the issuance of Mortgage Pass-Through Certificates, Series 2007-AR2)

          GSR Mortgage Loan Trust 2007-AR2
(Exact Name of Issuing Entity)

         GS Mortgage Securities Corp.
(Exact Name of Depositor as Specified in its Charter)

          GS Mortgage Securities Corp.
(Exact Name of Registrant as Specified in its Charter)

          Goldman Sachs Mortgage Company
(Exact Name of Sponsor as Specified in its Charter)

Delaware	333-139817	13-3387389
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Broad Street New York, NY	10004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 902-1000

                                No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

This Current Report Form 8-K/A is being filed to amend and supplement the Current Report on Form 8-K originally dated May 24, 2007, in connection with the issuance of GSR Mortgage Loan Trust 2007-AR2 Mortgage Pass-Through Certificates, Series 2007-AR2 on May 24, 2007, in order to file a revised copy of Exhibit 5.1, Opinion of McKee Nelson LLP as to legality (including consent of such firm); Exhibit 8.1, Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1); and Exhibit 23.1, Consent of McKee Nelson LLP (included in Exhibit 5.1). Exhibit 5.1, Opinion of McKee Nelson LLP as to legality (including consent of such firm); Exhibit 8.1, Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1); and Exhibit 23.1, Consent of McKee Nelson LLP (included in Exhibit 5.1), filed herewith supersede in their entirety such exhibits.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

5.1	Opinion of McKee Nelson LLP as to legality (including consent of such firm).

8.1	Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

23.1	Consent of McKee Nelson LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS MORTGAGE SECURITIES CORP.

By: ____/S/ Michelle Gill______________
Name: Michelle Gill
Title:   Vice President

Dated: May 29, 2007

EXHIBIT INDEX

Exhibit No.                          Description

5.1	Opinion of McKee Nelson LLP as to legality (including consent of such firm).

8.1	Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

23.1	Consent of McKee Nelson LLP (included in Exhibit 5.1).